Taxes (Details 2) - USD ($)		Sep. 30, 2025	Sep. 30, 2024
Income Tax Disclosure [Abstract]
Allowance for credit losses		$ 281,441	$ 30,716
Impairment		165,566	168,428
Net operating loss carryforwards		54,408
Accrued expenses		86,923	72,338
Gross deferred tax assets		588,338	271,482
Less: valuation allowance	[1]	(588,338)
Deferred tax assets, net			$ 271,482

[1]	The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Company’s experience with tax attributes expiring unused and tax planning alternatives. On the basis of this evaluation, the Group recognized a valuation allowance against deferred tax assets of $588,338, nil and nil for the fiscal years ended September 30, 2025, 2024 and 2023, respectively.